MONMOUTH REAL ESTATE INVESTMENT CORPORATION
      Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         APRIL 29, 2004


       Notice is hereby given that the Annual Meeting of Shareholders (Annual Meeting) of Monmouth Real Estate Investment Corporation (the Company) will be held Thursday, April 29, 2004, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

     1. To elect three Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for a three-year term;

     2.   To approve the selection by the Board of Directors   of
          the appointment of KPMG LLP as Independent Auditors for the Company for the year ending September 30, 2004; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the Annual Meeting for the inspection of the shareholders. Only shareholders of record at the close of business on March 16, 2004 will be entitled to vote at the Annual Meeting and at any adjournments thereof.

     IF  YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN  AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE  BOARD OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                        EUGENE W. LANDY
                                      PRESIDENT AND DIRECTOR
March 29, 2004

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728
                           __________

                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                         APRIL 29, 2004
                           __________

             SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on April 29, 2004, and at any adjournments thereof, for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about March 29, 2004 to shareholders of record on March 16, 2004.

     A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about March 2, 2004.

     Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting the proxies related to the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.01 par value common stock (Common Stock) of record as of the close of business on March 16, 2004, are entitled to vote at the Annual Meeting. As of the record date, there were issued and outstanding 16,327,375 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the Annual Meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by the holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

       Three persons have been nominated by the Nominating Committee to serve on the Board of Directors of the Company. Your proxy will be voted for the election of the three nominees named in this proxy statement, all of whom, other than Neal Herstik, are members of the present Board of Directors, to serve for a three-year term, unless you specifically withhold your authority. All nominees have agreed to serve, if elected, for the new term. If for any reason any of the three nominees becomes unavailable for election, your proxy will be voted for any substitute nominee who may be selected by the Board of
Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board of Directors to the number of the nominees who are available to serve. In the event the membership of the Board of Directors is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the Company's Bylaws provide that any such vacancy will be filled for the unexpired term only by the affirmative vote of a majority of the remaining Directors in office. The Company has no knowledge that any of the three nominees will become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Neal Herstik, a nominee for director, is also a director of Monmouth Capital Corporation, a publicly-owned affiliate of the Company. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for the Company. In most respects, the activities of the Company, United Mobile Homes, Inc., a publicly-owned affiliate of the Company, and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors of the Company on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

      The Company has three long-time Directors who have served the Company with distinction. Under the recently adopted Sarbanes-Oxley Act, the Board of Directors must consist of a majority of "independent" Directors. Therefore, Ernest V. Bencivenga, Anna T. Chew and Charles P. Kaempffer will resign as Directors, effective April 29, 2004. Each will continue to provide advice to the Company as Director Emeritus.

      The following table sets forth information regarding the Directors standing for election, the Directors who will resign in order to comply with the Director requirements of the Sarbanes-Oxley Act, and Directors whose terms continue beyond the Annual
Meeting:

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  _______________________________       _____


                 DIRECTORS STANDING FOR ELECTION
                 _______________________________

Daniel D.        48   Director.   Attorney at  Law  (1982   1989
Cronheim              to    present);   Executive    Vice
                      President  (1989  to  present)  and
                      General  Counsel (1983 to  present)
                      of    David    Cronheim    Company;
                      President  (1997  to  present)   of
                      David  Cronheim  Mortgage  Company;
                      President  (2000  to  present)   of
                      Cronheim    Management    Services,
                      Inc.;   and   Director   (2000   to
                      present)   of   Hilltop   Community
                      Bank.

Neal Herstik     45   Attorney  at  Law, Gross,  Truss  &   New
                      Herstik,   PC  (1997  to  present);   Nominee
                      Director   of   Monmouth    Capital
                      Corporation   (2002  to   present);
                      First   Vice  President,   Marlboro
                      Community  Players,  Inc.,  a  non-
                      profit  corporation (2000 to 2002);
                      Co-founder  and  former  President,
                      Manalapan-Englishtown     Education
                      Foundation,   Inc.,  a   non-profit
                      corporation (1995 to 2001).

John R. Sampson  49   Director.   Managing  Director  and   2001
                      co-founder,   Kalorama    Partners,
                      LLC,    a    strategic   consulting
                      company  (2003 to present);  Senior
                      Portfolio  Manager (1998  to  2002)
                      at  Fox  Asset Management,  LLC,  a
                      registered investment advisor  that
                      manages  equity, fixed  income  and
                      balanced    portfolios;   Principal
                      (1995    to    1998)   at    Pharos
                      Management  and Principia  Partners
                      LLC,   which  specialize  in  fixed
                      income consulting and research  for
                      the securities industry.

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  __________________________________  _______


                    DIRECTORS WHO WILL RESIGN
                    _________________________

Ernest V.        85   Treasurer  (1968  to  present)  and   1968
Bencivenga            Director.  Financial consultant  to
                      the   Company  (1976  to  present);
                      Treasurer  and  Director  (1961  to
                      present)  and  Secretary  (1967  to
                      present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;    Director    (1969    to
                      present)   and  Secretary/Treasurer
                      (1984  to present) of United Mobile
                      Homes,  Inc., an affiliate  of  the
                      Company.

Anna T. Chew     45   Chief  Financial Officer  (2003  to   1993
                      present)  and Director.   Certified
                      Public    Accountant.    Controller
                      (1991  to  2003) of  Monmouth  Real
                      Estate    Investment   Corporation;
                      Controller  (1991 to  2003),  Chief
                      Financial    Officer    (2003    to
                      present)  and  Director  (1994   to
                      present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;  Vice President and  Chief
                      Financial    Officer    (1995    to
                      present)  and  Director  (1994   to
                      present)  of  United Mobile  Homes,
                      Inc., an affiliate of the Company.

Charles P.       66   Director.    Director   (1970    to   1974
Kaempffer             present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;    Director    (1969    to
                      present)  of  United Mobile  Homes,
                      Inc.,  an affiliate of the Company;
                      Vice  Chairman  and Director  (1996
                      to  present) of Community  Bank  of
                      New Jersey.

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  _________________________________   _______


              DIRECTORS WHOSE TERMS EXPIRE IN 2005
              ____________________________________

Matthew I.       44   Director.   Attorney at  Law  (1985  2000
Hirsch                to  present); Adjunct Professor  of
                      Law   (1993  to  present),  Widener
                      University School of Law.

Cynthia J.       34   Executive Vice President  (2001  to   2002
Morgenstern           present)  and  Director  (2002   to
                      present).  Vice President (1996  to
                      2001) Summit Bank, Commercial  Real
                      Estate    Division,   a    regional
                      commercial bank.

Stephen B.       49   Director.   Principal of U.S.  Real   2003
Wolgin                Estate  Advisors,  Inc.  (2000   to
                      present),  a  real estate  advisory
                      services  group based in New  York;
                      Principal   of  the  Wolgin   Group
                      (2000-2003);   prior   affiliations
                      with     J.P.    Morgan,    Odyssey
                      Associates,  The Prudential  Realty
                      Group,     Standard    &     Poor's
                      Corporation, and Grubb and Ellis.

                      Present Position with the Company;
                      Business Experience During Past     Director
Nominee          Age  Five Years; Other Directorships       Since
_______          ___  __________________________________  _______


              DIRECTORS WHOSE TERMS EXPIRE IN 2006

              ____________________________________

Eugene W. Landy  70   President  (1968  to  present)  and   1968
                      Director.    Attorney    at    Law;
                      President  and  Director  (1961  to
                      present)   of   Monmouth    Capital
                      Corporation,  an affiliate  of  the
                      Company;  Chairman  of  the   Board
                      (1995  to present), President (1969
                      to  1995)  and  Director  (1969  to
                      present)  of  United Mobile  Homes,
                      Inc., an affiliate of the Company.

Samuel A. Landy  42   Director.   Attorney at  Law  (1985   1989
                      to  present);  President  (1995  to
                      present), Vice President  (1991  to
                      1995)   and   Director   (1992   to
                      present)  of  United Mobile  Homes,
                      Inc.,  an affiliate of the Company;
                      Director   (1994  to  present)   of
                      Monmouth  Capital  Corporation,  an
                      affiliate of the Company.

Peter J.          55  Director. Investor; Director (2000-   2001
Weidhorn              2003)      of      real      estate
                      management/acquisitions at  Kushner
                      Companies;  Chairman of the  Board,
                      President/CEO  (1998-2000)  of  WNY
                      Group,    Inc.,   a   real   estate
                      investment  trust  that  owned  and
                      operated 8,000 apartments prior  to
                      its  sale to the Kushner Companies;
                      Director (2001 to present)  of  BNP
                      Residential    Properties,    Inc.;
                      Director  (2003-present)   of   The
                      Community Development Trust,  Inc.;
                      Trustee    of    the    CentraState
                      Healthcare  Foundation,  Inc;   and
                      Vice  Chairman and Trustee  of  the
                      Union for Reform Judaism.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO
THE BOARD OF DIRECTORS OF EACH OF THE THREE PERSONS STANDING FOR
                      ELECTION NAMED ABOVE


   Committees of the Board of Directors and Meeting Attendance

      The  Board of Directors had four meetings during  the  last
fiscal  year.   No  Director  attended  fewer  than  75%  of  the
meetings.

      The  Company  has a standing Audit Committee, Stock  Option
Committee, Compensation Committee and Nominating Committee of the
Board of Directors.

Audit Committee

     The Audit Committee's responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent auditor, approving the audit fees, and discussing the independent auditors independence. It also overseeing the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company's accounting, internal accounting controls and auditing matters. In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company's annual proxy statements. The Audit Committee had four meetings during the fiscal year, including an executive session with the independent auditors, in which management did not attend.

     The current members of the Company's Audit Committee are Charles P. Kaempffer, Matthew I. Hirsch, and Peter J. Weidhorn. The Board intends to appoint Stephen B. Wolgin to the Audit Committee upon resignation of Charles P. Kaempffer at the Annual Meeting of Shareholders. After the Annual Meeting, the new members of Audit Committee will then consist of Matthew I. Hirsch, Peter J. Weidhorn, and Stephen B. Wolgin. The Board has determined that the new members of the Audit Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market, and that each of them is able to read and understand fundamental financial statements. The Board has also determined that Peter J. Weidhorn is an "audit committee financial expert" within the meaning of the rules of the SEC and is "financially sophisticated" within the meaning of the rules of the NASDAQ Stock Market.
Stock Option Committee

     The Stock Option Committee administers the Company's 1997 Stock Option Plan and had one meeting during the last fiscal year. The current members of the Stock Option Committee are Daniel D. Cronheim and Matthew I. Hirsch. The Board intends to appoint Stephen B. Wolgin to the Stock Option Committee after the Annual Meeting of Shareholders. After the Annual Meeting, the members of the Stock Option Committee will then consist of Matthew I. Hirsch and Stephen B. Wolgin. The Board has determined that the new members of the Stock Option Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.

Compensation Committee

     The Compensation Committee evaluates the President's performance in light of the Company's goals and objectives and determines the President's and executive officers' compensation, which includes base salary and bonus. The Compensation Committee had one meeting during the last fiscal year. The current members of the Compensation Committee are Daniel D. Cronheim and Matthew
I. Hirsch. The Board intends to appoint Stephen B. Wolgin to the Compensation Committee after the Annual Meeting of Shareholders. After the Annual Meeting, the members of the Compensation Committee will then consist of Matthew I. Hirsch and Stephen B. Wolgin. The Board has determined that the new members of the Compensation Committee are independent as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.

Nominating Committee

     The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board and makes recommendations regarding the structure and composition of the Board of Directors and Committees. The Nominating Committee was established in January 2004, and accordingly had no meetings during the last fiscal year. The Nominating Committee met in January 2004 to recommend the directors for the Annual Meeting of Shareholders. Matthew I. Hirsch, Peter J. Weidhorn and Stephen
B. Wolgin serve on the Nominating Committee. The Board of Directors has determined that each member of the Nominating Committee is an independent Director as defined by the rules of the SEC and the listing standards of the NASDAQ Stock Market.
Our Nominating Committee does not operate under a written charter.

     The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company's shareholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any stockholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least 45 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders, or, if the Company did not have an annual meeting of shareholders in the prior year, 90 days prior to the date of the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, and
(iii) the number of shares of common stock of the Company which are beneficially owned by each such nominee.

     In connection with the formation of the Nominating Committee, the Company's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) the ability to exercise independent decision-making, (ii) the absence of conflicts of interest and, (iii) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and the Company's articles of incorporation and bylaws.

     The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chair of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s).
Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

     To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meeting

      The Company's independent directors, as defined under the listing standards of the NASDAQ stock market, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such times as may be deemed appropriate by the Company's independent directors. Any independent director may call and executive session of independent directors at any time.

                   Shareholder Communications

      The Company has established procedures for shareholders to communicate with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728. The mailing envelope must contain a clear notation indicating that the enclosed mailing is a "Stockholder-Board Communication" or "Stockholder-Director Communication". All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all of the members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "Confidential". The Secretary will then forward such communication, unopened, to the intended recipient.

                         Code of Conduct

      The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officers and principal financial officer. This code is posted on our website at http:www.mreic.com. During 2003, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.
                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS

      It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the year ending September 30, 2004, and shareholder approval of said appointment is requested. KPMG LLP has served as independent auditors of the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company expects a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following table lists information with respect  to  the beneficial ownership of the Company's Common Stock (Shares) as of
March 1, 2004 by:

     - each person known by the Company to beneficially own more than five percent of the Company's outstanding Shares;

     -  the Company's directors;

     -  the Company's executive officers; and

     - all of the Company's executive officers and directors as a group.

     Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person's address is c/o Monmouth Real Estate Investment Corporation, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728. In determining the number and percentage of shares beneficially owned by each person, Shares that may be acquired by that person under options exercisable within sixty
(60) days of March 1, 2004 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other shareholders.

                              Amount and Nature     Percentage
Name and Address              of Beneficial         of Shares
of Beneficial Owner           Ownership(1)          Outstanding(2)
__________________            _________________     _____________

United Mobile Homes, Inc.       194,480            1.21%

Palisade Concentrated Equity
Partnership, L.P.
One Bridge Plaza
Fort Lee, New Jersey  07024   1,304,000            8.11%

Oakland Financial Corporation
34200 Mound Road
Sterling Heights, Michigan
48310                         1,149,245(3)         7.15%

Ernest V. Bencivenga             47,822(4)          *

Anna T. Chew                     98,276(5)          *

Daniel D. Cronheim               60,863(6)          *

Neal Herstik                        200             *

Matthew I. Hirsch                44,691(7)          *

Charles P. Kaempffer             66,836(8)          *

Eugene W. Landy               1,051,483(9)(14)     6.46%

Samuel A. Landy                 230,756(10)        1.43%

Cynthia J. Morgenstern           56,957(11)         *

John R. Sampson                  35,814(12)         *

Peter J. Weidhorn                21,000(13)         *

Stephen B. Wolgin                 2,592             *

Directors and Officers as a
group                         1,717,290(14)       10.45%



     *Less than 1%.

     (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all Shares listed.

     (2) Based on the number of Shares outstanding on March 1, 2004, which was 16,078,030 Shares.

     (3) Based upon correspondence dated March 1, 2004 from Oakland Financial Corporation ("Oakland"), Liberty Bell Agency, Inc. ("Liberty Bell"), and Cherokee Insurance Company ("Cherokee"), as of March 1, 2004, Oakland owns 17,271 Shares,
Liberty Bell owns 593,861 Shares and Cherokee owns 492,395 Shares, and Matthew T. Moroun owns 45,718 Shares. Amendment No. 2 to Schedule 13-D dated October 1, 2002 filed with the SEC by Oakland, indicates that Oakland shares voting and dispositive power with respect to those Shares with Liberty Bell and Cherokee, both of which are wholly-owned subsidiaries of Oakland. Matthew T. Moroun is the Chairman of the Board and controlling stockholder of Oakland, Liberty Bell and Cherokee.

     (4) Includes 15,000 Shares issuable upon the exercise of stock options.

      (5) Includes (a) 48,276 Shares owned jointly with Ms. Chew's husband; and (b) 62,414 Shares held in the United Mobile Homes, Inc. 401(k) Plan (the "UMH 401(k)"). As a co-trustee of the UMH 401(k), Ms. Chew has shared voting power over all the shares held by the UMH 401(k). She, however, disclaims beneficial ownership of all of the Shares held by the UMH 401(k), except for the 11,783 Shares held by the UMH 401(k) for her benefit. Includes 50,000 Shares issuable upon the exercise of stock options.

      (6) Includes 15,000 Shares issuable upon the exercise of stock options.

      (7) Includes 30,691 Shares owned jointly with Mr. Hirsch's wife and 14,000 Shares issuable upon the exercise of stock options.

      (8) Includes 16,974 Shares owned by Mr. Kaempffer's wife and 15,000 Shares issuable upon exercise of stock options.

      (9)   Includes (a) 84,766 Shares owned by Mr. Landy's wife;
(b) 161,764 Shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; (c) 126,586 Shares held in the Landy & Landy Employees' Pension Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; and
(d) 60,000 Shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, of which Mr. Landy has shared voting and dispositive power. Includes 195,000 Shares issuable upon the exercise of stock options.

      (10)  Includes (a) 6,646 Shares owned by Mr. Landy's  wife;
(b) 74,202 Shares held in custodial accounts for Mr. Landy's minor children under the New Jersey Uniform Transfers to Minors Act with respect to which he disclaims any beneficial interest but he has sole dispositive and voting power; (c) 1,000 Shares in the Samuel Landy Family Limited Partnership; and (d) 62,414 Shares held in the UMH 401(k) Plan. As a co-trustee of the UMH 401(k), Mr. Landy has shared voting power over the Shares held by the UMH 401(k). He, however, disclaims beneficial ownership of all of the Shares held by the UMH 401(k), except for the 30,935 Shares held by the UMH 401(k) for his benefit. Includes 15,000 Shares issuable upon the exercise of stock options.

      (11) Includes 800 Shares held in Ms. Morgenstern's 401(k) plan over which she has sole dispositive power.

      (12) Includes 2,000 Shares held in custodial accounts for Mr. Sampson's minor children under the New Jersey Uniform Gifts to Minors Act with respect to which he disclaims any beneficial interest but he has sole dispositive and voting power. Includes 20,000 Shares issuable upon the exercise of stock options.

      (13) Includes 15,000 Shares issuable upon exercise of stock options.

      (14)  Excludes 194,480 Shares owned by United Mobile Homes,
Inc.   Eugene W. Landy beneficially owns approximately 11.65%  of the shares of United Mobile Homes, Inc. and is an officer and director of United Mobile Homes, Inc.


                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its Chief Executive Officer and Executive Vice President for services rendered during the fiscal years ended September 30, 2003, 2002 and 2001. There were no other executive officers whose aggregate cash compensation exceeded $100,000.

   Name and               Annual Compensation
Principal Position       Year       Salary      Bonus     Other
__________________       ____       ______      _____     ____

Eugene W. Landy          2003      $150,000    $30,000  $ 94,000 (1)
Chief Executive Officer  2002      $150,000    $30,000  $ 75,300 (1)
                         2001      $150,000    $30,000  $105,200 (1)

Cynthia J. Morgenstern   2003      $139,077     $9,615  $ 21,905 (2)
Executive Vice President 2002      $121,250     $8,462  $  6,438 (2)
                         2001      $ 78,269        -0-       -0-


(1)  Represents  Director's fees of $17,500, $16,300  and  $8,700 for 2003, 2002 and 2001, respectively, paid to Mr. Landy; accrual for pension and other benefits of $59,000, $59,000 and $49,000 for 2003, 2002 and 2001, respectively, in accordance with Mr. Landy's employment contract; and legal fees of $17,500, $-0- and $47,500 for 2003, 2002 and 2001, respectively.

(2) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to the account of the named executive officer.

Compensation of Directors

     During 2001, the Directors received a fee of $1,000 for each Board meeting attended and an additional fixed annual fee of $7,600 payable quarterly. Effective April 1, 2002, the meeting fee was increased to $1,500 and the fixed annual fee was increased to $10,000. Directors appointed to committees received $150 for each committee meeting attended. Those specific committees are Compensation Committee, Audit Committee, Stock Option Committee and Nominating Committee.

Stock Option Plan

      On April 24, 1997, the shareholders approved and ratified the Company's 1997 Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 shares. On April 25, 2002, the shareholders approved an increase in the number of shares available under the Plan to 1,500,000. Options may be granted any time up to December 31, 2006. No option is available for exercise ten years after the date it is granted. All options are exercisable one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of Shares available under the Plan.

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
September 30, 2003:

                                                    Potential Realized
                     Percent     Price               Value at Assumed
            Options  Granted to  Per    Expiration   Annual Rates for
Name        Granted  Employees   Share     Date        Option Terms
____        _______  __________  _____  __________  _________________

Eugene W.
Landy       65,000   100%        $6.90  1/22/11     $181,500  $465,500




      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding stock options outstanding at September 30, 2003:

                                     Number of         Value of
                                     Unexercised       Unexercised
                 Shares              Options           Options at
                 Acquired            at Year-End       Year-End
                 Upon      Value     Exercisable/      Exercisable/
Name             Exercise  Realized  Unexercisable     Unexercisable
____             ________  ________  _____________     _____________

                   -0-     N/A       195,000/          $320,000/
Eugene W. Landy                       65,000            $78,650

Cynthia J.                           50,000/           $49,000/
Morgenstern        -0-     N/A           -0-                -0-

Employment Agreements

      On January 1, 2004, Eugene W. Landy's Employment Agreement with the Company was amended to extend for five years to December 31, 2009. Mr. Landy's amended Employment Agreement provides for
(1) an increase in his annual base compensation from $150,000 to $175,000; (2) an increase in his severance payment from $300,000 payable $100,000 a year for three years to $500,000 payable $100,000 a year for five years; and (3) an increase from $40,000 a year to $50,000 a year of his pension benefits; and (4) an extension of three years of his pension payments for a ten-year period commencing January 1, 2004. Mr. Landy receives bonuses and customary fringe benefits, including health insurance and five weeks' vacation. Additionally, there will be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements. The Agreement is attached at Appendix A.

     Effective January 15, 2004, the Company and Cynthia J. Morgenstern entered into a three-year employment agreement under which Ms. Morgenstern receives an annual base salary of $160,000, increasing to $176,000 in 2005 and to $194,000 in 2006, plus bonuses and customary fringe benefits. In the event of disability, her salary shall continue for a period of two years. The Agreement is attached at Appendix B.

Other Information

       Except  for  specific  agreements,  the  Company  has   no
retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.

      Daniel D. Cronheim is a Director of the Company and Executive Vice President of David Cronheim Company. The David Cronheim Company received $14,377 in lease brokerage commissions in 2003. Cronheim Management Services, a division of David Cronheim Company, received the sum of $258,626 in 2003 for management fees. In 1998, the Company entered into a new management contract with Cronheim Management Services. Under this contract, Cronheim Management Services receives 3% of gross rental income on certain properties for management fees. Cronheim Management Services provides sub-agents as regional managers for the Company's properties and compensates them out of this management fee. Management believes that the aforesaid fees are no more than what the Company would pay for comparable services elsewhere.

 REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

      The Company has a Compensation Committee consisting of two independent, outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

     The second consideration is the individual achievements made by each officer. The Company is a small REIT. The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The  final  criteria in setting compensation is  comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

Evaluation

     The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer. Mr. Landy is under an employment agreement with the Company. His base compensation under this contract was increased in 2004 to $175,000 per year, and his bonus for 2003 was $30,000.

                              Compensation Committee:
                              Daniel D. Cronheim
                              Matthew I. Hirsch

                  REPORT OF THE AUDIT COMMITTEE

      The Board of Directors adopted a written charter for the Audit Committee in March, 2001. The Board of Directors amended this charter in September 2003 in order to comply with the new rules of the SEC and the listing standards of the NASDAQ Stock Market. The amended charter is presented herein at Appendix C and on our website at http: www.mreic.com.

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the Nasdaq Stock Market. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
September 30, 2003.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003.

Fees Billed by Independent Auditors

       KPMG LLP served as the Company's independent auditors for the years ended September 30, 2003 and 2002. The following are the fees billed by KPMG in connection with services rendered:

                                   2003              2002
                                   ____              ____

Audit Fees                        $73,000           $34,900
Audit Related Fees                    -0-               -0-
Tax Fees                           39,500            21,800
All Other Fees                        -0-               -0-
                                 ________          ________
    Total Fees                   $112,500           $56,700
                                 ========          ========

      Audit fees include professional services rendered by KPMG LLP for the audit of the Company's annual financial statements and reviews of financial statements included in the Company's quarterly reports on Form 10-Q. Audit fees also include services that are normally provided by the Company's independent auditors in connection with statutory and regulatory filings, such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

      Tax fees include professional services rendered by KPMG LLP for the preparation of the Company's federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities. Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

      The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company's principal independent accountants. The policy requires that all services provided by KPMG LLP to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee. The pre-approval requirements do not prohibit day-to-day normal tax consulting services, which matters will not exceed $10,000 in the aggregate.

     The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining
KPMG LLP's independence.

                              Audit Committee:
                              Charles P. Kaempffer
                              Matthew I. Hirsch
                              Peter J. Weidhorn

                  COMPARATIVE STOCK PERFORMANCE

     The following line graph shows changes in the value over the last five fiscal years of an assumed investment of $100 in (i) the Company's common stock; (ii) in the stocks that comprise the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT); and (iii) the stocks that comprise the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


             Monmouth
           Real Estate
           Investment
Year       Corporation    NAREIT       S&P 500
____       ___________    ______       _______

1998       100            100          100
1999       95             91           126
2000       101            109          141
2001       135            124          102
2002       168            136           80
2003       210            172           98




         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to the adoption of Sarbanes Oxley Act of 2002, Section 202, prohibiting loans to directors and executive officers, the Board of Directors of the Company granted Eugene W. Landy, President, loans to enable Mr. Landy to exercise stock options totaling $1,164,375 at December 31, 2003, at interest rates ranging from 5% to 7% and maturity dates ranging from 2007 to 2012.

     There is no family relationship between any of the Directors or executive officers of the Company, except that Samuel A.
Landy, a Director of the Company, is the son of Eugene W. Landy, the President and a Director of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year. The Company now uses outside counsel for most of the legal services required. The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

      Daniel D. Cronheim, a Director of the Company, is the Executive Vice President and General Counsel of David Cronheim
Company, the real estate advisor to the Company.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

                          OTHER MATTERS

      The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended September 30, 2003 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation,
Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

                      SHAREHOLDER PROPOSALS

     In order for Shareholder Proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2005 Proxy Statement, they must be received by the Company at its office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than December 7, 2004.

                              BY ORDER OF THE BOARD OF DIRECTORS




                                     Eugene W. Landy
                                     President and Director



Dated:  March 29, 2004


Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

APPENDIX A

            SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

             _______________________________________


           This  Second  Amendment to Employment  Agreement  (the

"Amendment")  is made and entered into this 5th day of  November,

2003, by and between Monmouth Real Estate Investment Corporation,

a  Maryland corporation (the "Company") and Eugene W.  Landy,  an individual (the "Employee").

                      W I T N E S S E T H:

           WHEREAS, in accordance with the recommendations of the

Compensation  Committee of the Company and the  approval  of  the

Board of Directors of the Company at its meeting on September 23,

2003,  it  was  determined  to  amend  the  current  Compensation

Agreement of Eugene W. Landy.

           NOW,  THEREFORE, the following amendments  are  hereby

added to the Amended Employment Agreement dated June 26, 1997, by and between the Company and Eugene W. Landy.

            1.     The   current  Amended  Employment   Agreement

automatically  extends for five years.  Thus,  the  parties  have agreed  that the Second Amended Employment Agreement will be  for the period January 1, 2004 to December 31, 2009.

           2.    The  base salary effective January  1,  2004  is

$175,000.

           3.    The  1997  Bonus Schedule, a copy  of  which  is

attached,  will remain in force, including the annual  grants  of stock options of 65,000 shares per year.

           4.    Severance shall be $500,000, payable $100,000  a

year  for  five  years.  The transactional severance  bonus  will remain the same as currently provided.

           5.    Eugene W. Landy has elected early payment of the

pension benefits, commencing in 2001.  Effective January 1, 2004,

the  pension for Eugene W. Landy shall be $50,000 a year for  ten years,  an  extension  of three years from  the  current  pension payments.  On the death of the Employee, the pension funds  shall be paid to the Employee's designated beneficiary.

          6.   The $500,000 death benefit shall remain in force.

          7.   The three-year disability payment will remain the

               same.

            The  provision  providing  that  the  Employee  shall

participate in all health, dental, insurance and similar plans of the  Company  shall  further  provide  that  the  Employee  shall participate  during  the  period  he  is  receiving  the  pension

benefits   provided  in  Section  7  of  the  Amended  Employment

Agreement.

          IN WITNESS WHEREOF, this Second Amendment to Employment

Agreement has been duly executed by the Company and the  Employee on the date first above written.

                         MONMOUTH REAL ESTATE INVESTMENT
                                    CORPORATION

                         By:   /s/ Cynthia J. Morgenstern
                              Cynthia J. Morgenstern,
                              Executive Vice President
ATTEST:

/s/ Louise Green
Louise Green, Secretary        /s/ Eugene W. Landy
                               Eugene W. Landy,
                               Employee
WITNESS:

/s/  Elizabeth Chiarella
Elizabeth Chiarella

     APPENDIX B

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION

          Employment of the Executive Vice-President -

                     Cynthia J. Morgenstern



              AGREEMENT EFFECTIVE JANUARY 15, 2004



    BY AND BETWEEN:     Monmouth Real Estate Investment
                        Corporation, A Maryland
                        Corporation ("Corporation")

    AND:                Cynthia J. Morgenstern ("Employee")

    Corporation desires to employ Employee to the business of
    the Corporation and   Employee desires to be so employed.
    The parties agree as follows:

    1.   Employment.

    Corporation agrees to employ Employee and Employee agrees to be employed in the capacity as Executive Vice-President for a term of three (3) years effective January 15, 2004 and terminating January 14, 2007.

    2.   Time and Efforts.

    Employee shall diligently and conscientiously devote her time and attention and use her best efforts in the discharge of her duties as Executive Vice-President of the Corporation.

    3.   Board of Directors.

   Employee should at all times discharge her duties in consultation with and under the supervision of the Board of Directors of the Corporation. In the performance of her duties, Employee shall make her principal office in such place as the Board of Directors of the Corporation and Employee from time to time agree.

    4.   Compensation.

   Corporation shall pay to Employee as compensation for her services a base salary, which shall be paid in equal weekly installments, as follows:

   (a.) For the year beginning January 15, 2004 and ending on
   January 14, 2005, the   base salary shall be $160,000
   annually;

   (b.) For the year beginning January 15, 2005 and ending on January 14, 2006, the base salary shall be $176,000 annually;

   (c.) For the year beginning January 15, 2006 and ending on January 14, 2007, the base salary shall be $194,000 annually;



   In the event of the disability of employee, her salary shall continue for a period of two years payable monthly.

   Thereafter, the term of this Employment Agreement shall be automatically renewed and extended for successive one-year periods except that either party may, at least ninety (90) days prior to such expiration date or any anniversary thereof, give written notice to the other party electing that this Employment Agreement not be renewed or extended, in which event this Employment Agreement shall expire as of the expiration date or anniversary date, respectively.

   In the event of a merger of the Corporation, or upon any change of control, defined as either voting control or control of 25% of the Board of Directors by other than the existing directors, Employee shall have the right to extend and renew this Employment Agreement so that the expiration date will be one year from January 14, 2007. If there is a termination of employment for any reason, either involuntary or voluntary, Employee shall be entitled to receive one year's compensation at the date of termination. The compensation is to be at the greater of current compensation or that at the date of merger or change of control.



   5.   Bonuses.

   Bonuses shall be paid at the discretion of the Board of Directors or the President.

   6.   Expenses.

   Corporation will reimburse Employee for reasonable and necessary expenses incurred by her in carrying out her duties under this Agreement. Employee shall present to the Corporation from time to time an itemized account of such expenses in such form as may be required by the Corporation.

   7.   Vacation.

   Employee shall be entitled to take four (4) paid weeks vacation per year.

   8.   Pension.

   Employee, at her option, may participate in the 401-k plan of United Mobile Homes, Inc., according to its terms.

   9.        Life and Health Insurance Benefits.

   Employee shall be entitled during the term of this Agreement to participate in all health insurance and group life insurance benefit plans providing benefits generally applicable to the employees of United Mobile Homes, Inc. as may be modified from time to time. Plan description is detailed in Exhibit A attached.

   10. The Employee shall be provided with a company automobile.

   11.  Notices.

   All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or such other addresses as either may designate in writing to the other party:

          Corporation:
                             MREIC
                             Juniper Business Plaza
                             3499 Route 9N, Suite 3C
                             Freehold, NJ 07728

               Employee: Cynthia J. Morgenstern
                               317 Ace Dr.
                               Wall. NJ  07719

   12.          Governing Law.

   This Agreement shall be construed and governed in accordance with the laws the State of New Jersey.

   13.          Entire Contract.

   This Agreement constitutes the entire understanding and agreement between the Corporation and Employee with regard to all matters herein. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This agreement may be amended only in writing signed by both parties hereto.

   IN WITNESS WHEREOF, Corporation has by its appropriate officers signed and affixed its seal and Employee has signed and sealed this Agreement.

         MONMOUTH REAL ESTATE INVESTMENT CORPORATION






   (SEAL)                     By /s/Ernest V. Bencivenga
                              Ernest V. Bencivenga
                              Treasurer

                              By /s/Cynthia J. Morgenstern
                              Cynthia J. Morgenstern
                              Employee


        Dated: January 15, 2004

APPENDIX C

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                     AUDIT COMMITTEE CHARTER


I.   AUDIT COMMITTEE PURPOSE

The  Audit  Committee is appointed by the Board of  Directors  to
assist the Board in fulfilling its    oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

  - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  -   Monitor   the independence and performance of the Company's
  independent auditors.

  -   Provide   an  avenue of communication among the independent
  auditors, management, and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the listing standards of the National Association of Securities Dealers (NASD) and the Securities and Exchange Commission (SEC). The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit   Committee members shall be appointed by  the   Board   of
Directors   upon recommendation by the Chairman.   If  an   audit
committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of
each  meeting.   The  Committee  should  meet  privately   in
executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

  1.    Review  and  reassess the adequacy of  this  Charter   at
     least   annually.   Submit the charter to   the   Board   of
     Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

  3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  4.    Review   with  financial management and  the  independent
     auditors,  the  company's  quarterly  financial  results prior to
     the   release   of  earnings and/or the company's  quarterly
     financial  statements  prior   to  filing  or distribution,  as
     considered  necessary.   Discuss  any significant   changes   to
     the   Company's  accounting principles  and  any  items  required to be communicated by the independent auditors  in accordance
     with  SAS 61 (see item 9).   The Chair of the Committee  may
     represent the entire Audit Committee for purposes of this review.

Independent Auditors

  5.   The independent  auditors  are ultimately accountable to the
     Audit   Committee  and  the Board of Directors.   The  Audit
     Committee  shall  review  the  independence,  and performance  of
     the   auditors  and annually recommend to the    Board    of
     Directors  the   appointment  of  the independent  auditors   or
     approve  any  discharge  of auditors when circumstances warrant.

  6. Approve the fees and other significant compensation to be paid to the independent auditors.

  7.    On   an  annual  basis,  the  Committee should review and
     discuss   with   the  independent auditors  all  significant
     relationships they have with the Company that could impair the auditors' independence.

  8.    Review the independent auditors audit plan-discuss scope,
     staffing,  locations,   reliance   upon  management  and general
     audit approach, as considered necessary.

  9. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  10.   Consider  the independent auditors' judgments about   the
     quality   and  appropriateness of the  Company's  accounting
     principles as applied in its financial reporting.

Legal Compliance

  11.   On   at  least an annual basis, review with the Company's
     counsel, any legal matters that could have a significant impact
     on   the  organization's financial statements, the Company's
     compliance    with     applicable   laws   and  regulations,
     inquiries  received   from  regulators  or governmental agencies.

Other Audit Committee Responsibilities

  12.  Annually prepare a report to shareholders as required by the
     Securities  and  Exchange  Commission.   The report should  be
     included  in  the  Company's  annual   proxy statement.

  13.   Perform  any  other  activities   consistent  with   this
     Charter,  the  Company's By-laws and   governing law, as the
     Committee   or   the   Board  deems  necessary  or appropriate.

  14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  15. Establish and maintain the procedures for the treatment of complaints regarding accounting, internal control, auditing, including procedures for the anonymous submission of complaints.

PROXY                                                 PROXY

           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                 A Real Estate Investment Trust

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

   This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby constitutes and appoints Eugene W. Landy, Cynthia J. Morgenstern, and Samuel A. Landy, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, April 29, 2004, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

        (Continued and to be signed on the reverse side)

PLEASE  SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED  ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  /X/

1.   Election of Directors:
                                        NOMINEES:
       FOR ALL NOMINEES                   Daniel D. Cronheim
                                          Neal Herstik
                                          John R. Sampson
       WITHHOLD AUTHORITY
       FOR ALL NOMINEES

       FOR ALL EXCEPT
  (See instructions below)

INSTRUCTION:   To withhold authority to vote for  any  individual
nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

(2)  Approval  of  the  appointment of KPMG  LLP  as  Independent
     Auditors  for  the  Company  for  the  fiscal  year   ending
     September 30, 2004.

     FOR            AGAINST             ABSTAIN

(3) Such other business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.


To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________  Date ______
Signature of Shareholder _____________________  Date ______

Note: Please sign exactly as your name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.